Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report of US Lighting Group, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2024 (the “Report”) with the Securities and Exchange Commission, I, Olga Smirnova, Vice-President Finance & Administration, Acting Principal Financial Officer and Acting Co-Principal Executive Officer of the Company, and I, Patricia Salaciak, Director of Marketing and Acting Co-Principal Executive Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company for such period.

Dated: November 26, 2024

/s/ Olga Smirnova
Olga Smirnova, Vice-President Finance & Administration, Acting Principal Financial Officer and Acting Co-Principal Executive Officer

/s/ Patricia Salaciak
Patricia Salaciak, Director of Marketing and Acting Co-Principal Executive Officer